TCW

Funds, Inc.

This prospectus tells you about the Class I shares of one of the separate investment Funds offered by TCW Funds, Inc., (the “Fund”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Large Cap Flexible Growth Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 6, 2006

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies
TCW Large Cap Flexible Growth Fund	Long-term capital appreciation	Invests in the equity securities of 35-50 large capitalization companies.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as the Fund’s portfolio securities increase or decrease in value. Therefore, the value of the investment in the Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in the Fund’s portfolio will underperform other Funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PRICE VOLATILITY

There is the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject (in varying degrees) to the following risks:

•	LIQUIDITY RISK

There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund.

•	CREDIT RISK

There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt.

A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 8. The Fund is non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, the Fund’s exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

Performance Summary

The Fund is newly organized and has no operating history. As a result, no performance tables are included for the Fund.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load) but are subject to Rule 12b-1 distribution fees.

FEE TABLE

	Large Cap Flexible Growth
Shareholder Transaction Fees
1) Redemption Fees	None
2) Exchange Fees	None
3) Contingent Deferred Sales Load	None
4) Sales Load on Reinvested Dividends	None
5) Sales Load on Purchases	None

Annual Fund Operating Expenses

Management Fees	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.57	%(1)

Total Annual Fund Operating	1.22	%(2)
Expenses

(1)	Other expenses are based on estimated amounts. The Fund has no operating history.
(2)	The Advisor has agreed to voluntarily reduce its investment advisory fee or pay the operating expenses of the Fund to the extent necessary to reduce Annual Fund Operating Expenses an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. This expense limitation is reset monthly. The expense limitation is voluntary and is terminable on six months notice. The expense limitation is not subject to recoupment in future fiscal years.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years
Large Cap Flexible Growth	$124	$387

TCW Large Cap Flexible Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (including amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Growth companies are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth.

The Fund will typically invest in a portfolio of 35 to 50 securities. In managing the Fund’s investments, the Advisor seeks to invest in companies with superior and sustainable revenue and earnings growth. The Advisor evaluates, analyzes and selects companies:

•	that exhibit catalysts for growth
•	superior value creation potential
•	sustainable competitive advantages
•	superior profitability

Portfolio weightings are driven by bottom-up fundamental research, sustainability and viability of earnings; degree of expected return, and the presence of definable growth catalysts.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, there is an unsatisfactory progression of fundamentals or the Advisor determines to take advantage of a better investment opportunity.

Donald E. Evenson and Derek S. Derman are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily common stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is “price volatility risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 35 and 50 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest primarily in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

Risk Considerations of Investing

Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk.” These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund was investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

The Fund is non-diversified for 1940 Act purposes and may invest a larger percentage of its assets in individual issuers than a diversified investment company to the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status

Because a relatively higher percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of issuers, these funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Management of the Fund

Investment Advisor

The Fund’s investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2005, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $125 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals are primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*

Large Cap Flexible Growth Fund

Donald E. Evenson	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since June 2005. Previously, Mr. Evenson was a Managing Director and Lead Portfolio Manager at Provident Investment Counsel.

Derek S. Derman	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West since September 2005. Previously, Mr. Derman was a Co-Portfolio Manager at Provident Investment Counsel.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ investment in the Fund, a description of their compensation structure and information regarding the accounts they manage.

*Positions	with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Directors. The Advisor also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Fund pays to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by the following:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Large Cap Flexible Growth	0.65%

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Multiple Class Structure

Certain of the TCW Funds currently offers three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. The Fund also offers N Class shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N and Class K shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Class N and Class K shares compensate the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net asset of the Fund attributable to its Class N and Class K shares. Because these fees are paid out of the Fund’s Class N and Class K assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Class K shares are also subject to an administrative services fee of up to 0.50% of the daily net assets of the Fund attributable to its Class K shares.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in the Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier) and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. The Fund’s investments for which market quotations are readily available are valued based on market value. The Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

Minimums

Initial	IRA	Additional
$2,000	$500	$250

TCW Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S, travelers’ checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. If your check does not clear, you will be responsible for any loss the Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or dealer, broker or other service provider (your order must be received prior to 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier). Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with Medallion signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, or securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Fund. You may also receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order.

A Medallion signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

The Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

Trading Limits

The Fund is not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase fund expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected by the Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Fund limits the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Fund reserves the right to refuse any exchange into or purchase order for the Fund from any shareholder upon completion of four round trips with respect to the Fund in a calendar year. In addition, shareholders are limited to one exchange in shares out of the Fund during any 15 day period. Shareholders who exceed these trading limits are still permitted to redeem their shares. Exceptions to these numerical trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program.

To the extent the Advisor is able to identify trading activity of beneficial shareholders, the Advisor monitors such trading directly and applies the restrictions set forth above. The Advisor is unable to directly monitor the trading activity of beneficial owners of the Fund’s shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus accounts maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Advisor to monitor and detect excessive share trading activity through omnibus accounts is very limited, and there is no guarantee that the Advisor will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading. Because, as described above, certain asset allocation programs and omnibus accounts may not be subject to the Fund’s numerical trading limits and/or may pose difficulties for the Advisor in monitoring excessive trading activity, it is possible that shareholders trading through such accounts could trade beyond the limits discussed above, which could have an adverse impact on Fund performance.

In addition, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

U.S. Bank, N.A. 777 E. Wisconsin Avenue Milwaukee, WI 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account Number: 182380074993

Further Credit: TCW Fund (Name on the Fund Account) (Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•	your name(s) and signature(s) as they appear on the account form
•	your account number
•	the Fund name
•	the dollar amount you want to sell or exchange
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services-Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Fund has your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks that remain uncashed for six months will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.

(800) 248-4486
Outside the U.S.
(414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for the Fund class. Dividends from the net investment income of the Fund will be declared and paid annually and any net realized long- or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. If you elect to dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions of less than $10 in additional shares of the Fund. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax Advisor for further information.

Disclosure of Portfolio Information

The Fund’s Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll free number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (iii) to certain third parties as necessary to provide services for the Fund’s ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Fund to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Fund, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Fund’s website. Top Ten quarter-end holdings lists for each U.S. equity and international fund and the Galileo High Yield Bond Fund are posted on the Fund’s website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Fund between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Fund reserves the right to refuse to fulfill a request if it believes that providing Portfolio Holdings would be contrary to the best interests of the Fund. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Fund may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Fund’s website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Fund, including the Fund’s accountants, custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of portfolio holdings information.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov to view text only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: www. publicinfo@sec.gov.

TCW Funds, Inc.

More information on the Fund is available free upon request by calling (800) FUND TCW (386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about the Fund’s investments is in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the Fund and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170